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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                  May 28, 1999



                        BRIGHTSTAR INFORMATION TECHNOLOGY
                                   GROUP, INC.

               (Exact name of Registrant as specified in charter)


           Delaware                   000-23889               76-0553110
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(State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)              File Number)          Identification No.)


4900 Hopyard Road, Suite 200, Pleasanton, California                94588
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code:  925-251-0000





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 28, 1999, BrightStar Information Technology Group, Inc. ("BrightStar") purchased the assets of Integrated Systems Consultants, LLC ("ISC") pursuant to an Asset Purchase Agreement (the "Agreement"), dated as of April 1, 1999. ISC is a provider of SAP consulting services based in Phoenix, Arizona. The four principals of ISC each have over five years experience leading and completing SAP implementations for mid-tier and large global enterprises. ISC customers include Microsoft, Arch Chemicals and the Tessenderlo Group as well as other companies in the high tech, chemical and manufacturing industries. Expected revenues for ISC in 1999 are $3.5 million.

         The aggregate consideration for this transaction was $3.0 million; of which $500,000 was paid in cash upon closing; $1,000,000 will be paid on June 1, 2000 in shares of BrightStar common stock; $500,000 was financed by a Convertible Subordinated Promissory Note; and, the remaining $1,000,000 will be paid subject to the achievement during the twelve months ending March 31, 2000, of ISC earnings, as defined in the Agreement.

         Other than BrightStar's negotiations and discussions with representatives of ISC concerning the transaction described above, there are no material relationships between ISC and BrightStar or any of BrightStar's affiliates, officers or directors, or any associate of any officer or director of BrightStar.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


                                       2
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         Exhibit No.

         2.2 Asset Purchase Agreement Among BrightStar Information Technology Group, Inc., Software Consulting Services America, Inc., Integrated Systems Consulting, LLC and the Individuals Owning All Of The Membership Interests of Integrated Systems Consulting, LLC dated as of April 1, 1999.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto to duly authorized.


Dated:   June 14, 1999


                               BRIGHTSTAR INFORMATION
                                TECHNOLOGY GROUP, INC.



                               By:  /s/ MICHAEL A. OBER
                                    -------------------------------------------
                                    Michael A. Ober, Chief Executive Officer



                               By:  /s/ DONALD W. ROWLEY
                                    -------------------------------------------
                                    Donald W. Rowley,
                                    Chief Financial Officer






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                                 EXHIBIT INDEX

EXHIBIT
  NO.               DESCRIPTION
-------             -----------
  2.2             Asset Purchase Agreement Among BrightStar Information
                  Technology Group, Inc., Software Consulting Services America,
                  Inc., Integrated Systems Consulting, LLC and the Individuals
                  Owning All Of The Membership Interests of Integrated Systems
                  Consulting, LLC dated as of April 1, 1999.